SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:


[ ]     Preliminary Proxy Statement               [ ]   Confidential, for Use
                                                        of the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Section 240.14a-11(c) or Section
        240.14a-12



                            MERRIMAC MASTER PORTFOLIO
                               AND MERRIMAC SERIES

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
(5)     Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

------------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------
(3)     Filing Party:

------------------------------------------------------------------------------
(4)     Date Filed:





                            MERRIMAC TREASURY SERIES
                         (A SERIES OF MERRIMAC SERIES)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116



TO THE SHAREHOLDERS OF:
        MERRIMAC TREASURY SERIES

Dear Shareholder:

     The attached Proxy Statement from Merrimac Series discusses a proposal that is being submitted to shareholders of the Merrimac Treasury Series (the "Fund"). A Shareholder Meeting has been called for Friday, December 18, 1998, to consider the proposal. As a shareholder in the Fund, we ask you to review the Proxy Statement and cast your vote on the proposal. The Board of Trustees of Merrimac Series has recommended that shareholders approve the proposal.

     The proposal affecting the Fund seeks approval of an investment sub-advisory agreement between Investors Bank & Trust Company (the "Adviser") and M&I Investment Management Corp. with respect to the assets of Merrimac Treasury Portfolio, a series of the Merrimac Master Portfolio. The proposal is discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

     Your vote is important.  You do not need to be physically present at the
     ----------------------
meeting, but you should complete and sign the enclosed voting instruction/proxy and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card as soon as possible to avoid adjournment of the Shareholder Meeting.

        We look forward to receiving your votes in favor of the proposal. Thank you for your support.

Sincerely,


/s/Paul J. Jasinski
Paul J. Jasinski
Treasurer
Merrimac Series







                            MERRIMAC TREASURY SERIES
                         (A SERIES OF MERRIMAC SERIES)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, DECEMBER 18, 1998

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Merrimac Treasury Series ("Treasury Series"), a series of Merrimac Series (the "Series"), will be held at the Sheraton Tara Hotel, Spit Brook Road, Nashua, New Hampshire, on Friday, December 18, 1998, at 10 a.m., Eastern Standard Time. At the Meeting Shareholders of the Treasury Series will be asked to consider and vote upon the following proposal:

     TO APPROVE OR DISAPPROVE A PROPOSAL TO ADOPT AN INVESTMENT SUB-ADVISORY AGREEMENT, DATED AS OF JANUARY 4, 1999, BETWEEN INVESTORS BANK & TRUST COMPANY ("INVESTORS BANK," OR THE "ADVISER") AND M&I INVESTMENT MANAGEMENT CORP. ("M&I," OR THE "SUB-ADVISER") WITH RESPECT TO THE ASSETS OF MERRIMAC TREASURY PORTFOLIO (THE "TREASURY PORTFOLIO"), A SERIES OF THE MERRIMAC MASTER PORTFOLIO (THE "MASTER PORTFOLIO").

     The Board of Trustees of the Series has fixed the close of business on Monday, November 2, 1998, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting.

                                By Order of the Board of Trustees of the Series

                                Susan C. Mosher
                                Secretary

November 20, 1998
Boston, Massachusetts


YOUR VOTE IS IMPORTANT. YOU DO NOT NEED TO BE PHYSICALLY PRESENT AT THE MEETING, BUT YOU SHOULD COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION/PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR VOTING INSTRUCTION/PROXY AT ANY TIME PRIOR TO THE MEETING.





                            MERRIMAC TREASURY SERIES
                         (A SERIES OF MERRIMAC SERIES)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116

                                PROXY STATEMENT

   This Proxy Statement is furnished by Merrimac Series (the "Series") to the shareholders of its Merrimac Treasury Series (respectively, "Treasury Series Shareholders" and "Treasury Series"), on behalf of the Board of Trustees of the Series. This Proxy Statement is being provided to you in connection with the Series' solicitation of the accompanying proxy, to be voted at a Special Meeting of Treasury Series Shareholders (the "Meeting") to be held on Friday, December 18, 1998 at 10 a.m., Eastern Standard Time, at the Sheraton Tara Hotel, Spit Brook Road, Nashua, New Hampshire, for the purpose set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Treasury Series Shareholders on or about November 20, 1998. At the Meeting, Shareholders will be asked to consider and vote upon the following proposal:

     TO APPROVE OR DISAPPROVE A PROPOSAL TO ADOPT AN INVESTMENT SUB-ADVISER AGREEMENT, TO BE DATED AS OF JANUARY 4, 1999, BETWEEN INVESTORS BANK & TRUST COMPANY ("INVESTORS BANK," OR THE "ADVISER") AND M&I INVESTMENT MANAGEMENT CORP. ("M&I," OR THE "SUB-ADVISER") WITH RESPECT TO THE ASSETS OF MERRIMAC TREASURY PORTFOLIO (THE "TREASURY PORTFOLIO"), A SERIES OF THE MERRIMAC MASTER PORTFOLIO (THE "MASTER PORTFOLIO").

CERTAIN VOTING MATTERS



    The Treasury Series is the sole shareholder of the Treasury Portfolio, a series of the Master Portfolio, which has requested that shareholders take action to approve an investment sub-adviser agreement for the Treasury Portfolio. The Series has previously agreed with the Master Portfolio that all actions requiring a vote of the Treasury Series, as a shareholder of the Treasury Portfolio, will be taken in accordance with instructions received from the underlying shareholders of the Treasury Series. For this reason, the meeting of the shareholders of the Treasury Series has been called to vote on the proposal described in this Proxy Statement.



     Immediately following the Meeting, a separate meeting ("the Treasury Portfolio Shareholder Meeting") of the shareholders of the Treasury Portfolio will be held to consider and vote on the proposal described in this Proxy Statement. This Proxy Statement also serves as the Proxy Statement for the Treasury Portfolio Shareholder Meeting. With respect to the proposal, the entire interest that the Treasury Series holds in the Treasury Portfolio will be voted at the Treasury Portfolio Shareholder Meeting in direct proportion to the votes cast by Treasury Series Shareholders for and against such proposal at the Meeting. Shares not voted by Treasury Series Shareholders at the Meeting will be voted at the Treasury Portfolio Shareholder Meeting in direct

                                        1

proportion to the votes cast by Treasury Series Shareholders for and against such proposal at the Meeting.

     Only Treasury Series Shareholders of record at the close of business on Monday, November 2, 1998, (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date there were 83,125,905 shares of the Treasury Series outstanding. Each share of a fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

     The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposal. With respect to any other matters (none of which are now known to the Board of Trustees) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.

     A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Series a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance
                                      ---
at the Meeting will not, by itself, serve to revoke the proxy.

     Under the Master Trust Agreement of the Series, the presence in person or by proxy of the holders of record of thirty percent of the shares issued and outstanding and entitled to vote constitutes a quorum for the transaction of business at a shareholders' meeting. If a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the Meeting for quorum purposes but not entitled to vote with respect to the proposal and thus will also have the effect of a negative vote on the proposal.

     As of the Record Date, the Treasury Series owns 100% of the outstanding voting securities of the Treasury Portfolio.

     The principal solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph and personal contact by Trustees, officers and employees of the Series. Certain costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Treasury Series.

                                        2

NEW INVESTMENT SUB-ADVISER AGREEMENT

BACKGROUND

    As discussed in the Series' Prospectus, the Treasury Series is a feeder fund within a two-tier structure, commonly referred to as a master/feeder mutual fund structure. A fund in a master/feeder structure, unlike other mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a related portfolio. As a feeder fund in a master/feeder structure, the Treasury Series seeks to achieve its investment objective by investing all of its investable assets in the Treasury Portfolio.

    The Treasury Series is a separate series of Merrimac Series. Merrimac Series is a Delaware business trust and is registered as an open end management investment company. The Treasury Portfolio is a separate series of Merrimac Master Portfolio, a New York common law trust registered as an open-end diversified management investment company (the "Master Portfolio"). Investors Bank serves as the Master Portfolio's investment adviser with respect to the Treasury Portfolio. The address of the Adviser is 200 Clarendon Street, Boston, Massachusetts 02116. The Adviser, in its capacity as the Master Portfolio's investment adviser, has engaged an investment sub-adviser to manage the Treasury Portfolio. Currently, Aeltus Investment Management, Inc. ("Aeltus") serves as investment sub-adviser for the Treasury Portfolio under an investment sub-adviser agreement among and between Aeltus, Investors Bank and the Master Portfolio, dated February 24, 1997 (the "Current Investment Sub-Adviser Agreement").

     At a meeting held on October 26, 1998, the Board of Trustees of the Master Portfolio voted to terminate the Current Investment Sub-Adviser Agreement and to appoint M&I investment sub-adviser under a new investment sub-adviser agreement. The terms of the new investment sub-adviser agreement with M&I (the "New Investment Sub-Adviser Agreement"), to become effective as of January 4, 1999, or as soon thereafter as Shareholder approval is obtained, are, except as described herein, the same as the terms of the Current Investment Sub-Adviser Agreement.

    As a result of the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), shareholder approval is required prior to the effectiveness of the New Investment Sub-Adviser Agreement with M&I.

    At the Meeting, Treasury Series Shareholders are being asked to approve the New Investment Sub-Adviser Agreement between the Adviser and M&I. The New Investment Sub-Adviser Agreement is substantially the same as the Current Investment Sub-Adviser Agreement. A copy of the New Investment Sub-Adviser Agreement is set forth in Exhibit A to this Proxy Statement.

    Under the investment adviser agreement between the Master Portfolio (on behalf of the Treasury Portfolio) and the Adviser, the Adviser may select, subject to the review and approval of

                                        3

the Master Portfolio's Board of Trustees, a portfolio advisor or portfolio advisors to manage the investments of the Treasury Portfolio. For information regarding M&I that the Board of Trustees considered in making this selection, see "Information about M&I" below.

CURRENT INVESTMENT SUB-ADVISER AGREEMENT

     Aeltus serves as investment sub-adviser for the assets of the Treasury Portfolio under the Current Investment Sub-Adviser Agreement. The Current Investment Sub-Adviser Agreement was approved by the initial shareholder of the Treasury Portfolio on April 3, 1997. Aeltus will resign as investment sub-adviser to the Treasury Portfolio, and the Current Investment Sub-Adviser Agreement will terminate, effective as of the close of business on December 31, 1998, or such later date as the New Investment Sub-Adviser Agreement is approved by Treasury Series Shareholders.

     Under the Current Investment Sub-Adviser Agreement, Aeltus receives from the Adviser an annual fee for its services equal to 0.08% of the average daily net assets of the Treasury Portfolio. At September 30, 1998, net assets of the Treasury Portfolio were $63,952,453. For the fiscal year ended December 31, 1997, the Adviser paid fees of $37,201 to Aeltus for its services under the Current Investment Sub-Adviser Agreement.

NEW INVESTMENT SUB-ADVISER AGREEMENT




     The New Investment Sub-Adviser Agreement was approved by the Trustees of the Series, including the Trustees who were not "interested persons," on October 26, 1998. The terms of the New Investment Sub-Adviser Agreement are identical in all material respects to those of the Current Investment Sub-Adviser Agreement.



     Under the New Investment Sub-Adviser Agreement, M&I will manage the investment and reinvestment of the assets of the Treasury Portfolio, subject to and in accordance with the investment objectives, policies and restrictions of the Treasury Portfolio and any directions which the Adviser or the Master Portfolio's Board of Trustees may give from time to time with respect to the Treasury Portfolio. In this regard, M&I will make all determinations with respect to the investment of the Treasury Portfolio's assets and the purchase and sale of portfolio securities. M&I will render regular reports to the Master Portfolio's Board of Trustees and to the Adviser.

    The New Investment Sub-Adviser Agreement states that M&I will seek best execution when selecting brokers or dealers and placing orders with such brokers or dealers, which is to place transactions where the Treasury Portfolio can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere.

                                        4

    The affiliated brokerage provisions in the New Investment Sub-Adviser Agreement permit M&I to place brokerage transactions with broker-dealers affiliated with M&I ("Affiliated Brokers").

    The New Investment Sub-Adviser Agreement will, assuming it is approved by shareholders pursuant to this Proxy Statement, continue in effect until
January 4, 2001, and it will continue thereafter provided that such continuance is specifically approved at least annually by: (1) the vote of the holders of a majority of the outstanding voting securities of the Treasury Portfolio or by vote of a majority of the Master Portfolio's Board of Trustees and (2) by the vote of a majority of the Trustees of the Master Portfolio who are not parties to the New Investment Sub-Adviser Agreement or interested persons of either the Adviser, M&I or the Master Portfolio cast in person at a meeting called for the purpose of voting on such approval.

     The New Investment Sub-Adviser Agreement may be terminated at any time, without payment of any penalty (1) by the Adviser, by the Master Portfolio's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Treasury Portfolio, in any such case upon at least 60 days' prior written notice to M&I, and (2) by M&I upon at least 60 days' prior written notice to the Adviser and the Master Portfolio. The New Investment Sub-Adviser Agreement terminates automatically in the event of its assignment.

     The New Investment Sub-Adviser Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties under the New Investment Sub-Adviser Agreement on the part of M&I, M&I will not be subject to liability to the Adviser, the Treasury Portfolio, the Master Portfolio or to any holder of an interest in the Treasury Portfolio for any act or omission in the course of, or connected with, rendering services under the New Investment Sub-Adviser Agreement. As compensation for its services, M&I will be paid a monthly fee by the Adviser equal on an annual basis to 0.08% of the average daily net assets of the Treasury Portfolio. Marshall & Ilsley Corporation, M&I's parent company, guarantees the performance of M&I's obligations under the New Investment Sub-Adviser Agreement.

INFORMATION ABOUT M&I

     M&I, located at 1000 North Water Street, Milwaukee, Wisconsin 53202-6629, provides investment advisory services primarily to banking institutions. M&I is a first-tier wholly owned subsidiary of Marshall & Ilsley Corporation, a publicly held bank holding company with shares listed on the NASDAQ Stock Market. The address of Marshall & Ilsley Corporation is 770 North Water Street, Milwaukee, Wisconsin.

     M&I serves as the investment adviser to the 11 separate investment portfolios of Marshall Funds, Inc., which consist of six equity portfolios, four fixed-income portfolios and one money market fund. M&I does not act as investment adviser or sub-adviser to any mutual fund having an investment objective similar to that of the Treasury Portfolio. As of September 30, 1998,

                                        5

M&I had over $8.5 billion in assets under management, of which $2 billion represents money market fund assets.

     M&I Brokerage Services, Inc. is an "affiliated broker" of M&I. M&I Brokerage Services, Inc. is a wholly owned first tier subsidiary of Marshall & Ilsley Corporation. For the fiscal year ended December 31, 1997, and for the year to date through September 30, 1998, M&I has neither directed any brokerage transactions nor paid any brokerage commissions to M&I Brokerage Services, Inc.

     Listed below are the names, addresses and principal occupations of the Directors and principal executive officers of M&I:



Name                          Title with M&I           Principal Occupation
----                          --------------           --------------------





David Walter Schulz           Director and President   President, M&I

Michael Allen Hatfield*       Secretary                Senior Vice President
                                                       and Secretary, Marshall
                                                       & Ilsley Corporation

Paul Harold Ewig              Treasurer                Vice President and Chief
                                                       Financial Officer,
                                                       Marshall & Ilsley Trust
                                                       Company

Ross Hume Dean                Director                 President, Fibrcon, Inc.

Burleigh Edmund Jacobs        Director                 Chairman of the Board,
                                                       Chief Executive Officer,
                                                       Grede Foundries, Inc.

Jack Frederick Kellner        Director                 Retired Chairman,
                                                       Western Industries, Inc.




*The address for Michael Hatfield is c/o Marshall & Ilsley Corporation, 770 North Water Street, Milwaukee, WI 53202. The address for all other persons identified above is c/o M&I Investment Management Corp., 1000 North Water Street, Milwaukee, WI 53202.



                                        6

PORTFOLIO MANAGEMENT

     The Treasury Portfolio will be managed by Richard M. Rokus. Mr. Rokus is a Vice President of M&I and has managed the Marshall Money Market Fund since January 1, 1994. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. in Finance from the University of Wisconsin-Whitewater. He has been employed by M&I since January 1993.

TRUSTEES' CONSIDERATION



     In considering the New Investment Sub-Adviser Agreement, the combined Board of Trustees of the Master Portfolio and the Series considered a number of factors, including the nature, quality and extent of the services furnished by M&I; M&I's experience in investing; M&I's investment record with respect to money market funds; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fee and expense ratios of funds similar to the Treasury Portfolio, and other investment advisers; the advantages and possible disadvantages to the Treasury Portfolio of having a sub-adviser which also serves other investment companies as well as other accounts; possible benefits to M&I from serving as sub-adviser to the Treasury Portfolio; M&I's financial resources and the continuance of appropriate incentives to assure that M&I will continue to furnish high quality services to the Treasury Portfolio; and various other factors. After a comprehensive review of the matter, the combined Board of Trustees of the Master Portfolio and the Series concluded that the Treasury Portfolio should receive investment advisory services under the New Investment Sub-Adviser Agreement equal or superior to those it had received under the Current Investment Sub-Adviser Agreement.

     The combined Board of Trustees of the Master Portfolio and the Series believes that the terms of the New Investment Sub-Adviser Agreement are fair to, and in the best interest of, the Treasury Portfolio, Merrimac Series and the Treasury Series. The combined Board of Trustees of the Master Portfolio and the Series, including the independent Trustees of the Master Portfolio and the Series voting separately, recommends that Shareholders of the Master Portfolio and the Series approve the New Investment Sub-Adviser Agreement between M&I and the Adviser.




          THE BOARD OF TRUSTEES OF THE SERIES RECOMMENDS SHAREHOLDERS
                         VOTE IN FAVOR OF THE PROPOSAL.


            REQUIRED VOTE TO APPROVE THE NEW INVESTMENT SUB-ADVISER
                                    CONTRACT

     At the Meeting, Treasury Series Shareholders will vote on the New Investment Sub-Adviser Agreement.

                                        7

     The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Treasury Portfolio, is required to approve the New Investment Sub-Adviser Agreement. "Majority of the outstanding voting securities" of the Treasury Portfolio for this purpose under the 1940 Act means the lesser of (1) 67% of the securities of the Treasury Portfolio present, if more than 50% of the outstanding securities of the Treasury Portfolio are represented and voting, or (2) more than 50% of such outstanding securities. Should the New Investment Sub-Adviser Agreement not receive Shareholder approval at the Meeting, the Current Sub-Adviser Agreement would continue in effect until such time as a new investment sub-adviser agreement is approved by Shareholders.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     As of November 2, 1998, the following person was beneficial owner of more than 5% of the outstanding shares of the Treasury Series:


                                     Amount and Nature of
Name and Address of Beneficial Owner Beneficial Ownership  Percent of Class
------------------------------------ --------------------  ----------------

Saturn & Co.                         83,125,905            100% (Institutional)
c/o Investors Bank & Trust Company
PO Box 9130  FPG90
Boston, Massachusetts 02117-9130


     To the knowledge of the Series, no other Shareholder beneficially owned more than 5% of the outstanding shares of the Treasury Series as of November 2, 1998.

     As of November 2, 1998, the Trustees and officers of the Merrimac Series as a group beneficially owned less than 1% of the outstanding shares of the Treasury Series.

                              GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

     Investors Bank, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides administrative, custodial and fund accounting services for the Series and the Master Portfolio and serves as transfer agent for the Master Portfolio. Investors Bank also serves as the investment adviser to the Master Portfolio.

     Funds Distributor, Inc., located at 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves as distributor for the Series.

                                        8

OTHER MATTERS TO COME BEFORE THE MEETING

     Management of the Series does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

PORTFOLIO TRANSACTIONS

     The Treasury Portfolio does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Treasury Series may participate in brokerage commissions. Brokerage transactions are not placed with any person affiliated with the Series, the Master Portfolio or the Adviser.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of Shareholders. Neither the Series nor the Master Portfolio is required to, nor do either of them intend to, hold regular annual meetings of its shareholders or interest holders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Series or the Master Portfolio, as the case may be.

REPORTS TO SHAREHOLDERS



     The Series will furnish, without charge, a copy of its most recent Annual and Semi-Annual Reports to Shareholders upon request within three business days of the request. Requests for such reports can be made by calling 1-888-MERRMAC or in writing to the Series at 200 Clarendon Street, Boston, Massachusetts 02116.



IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                               By Order of the Board of Trustees of the Series.

                               Susan C. Mosher
                               Secretary

November 20, 1998
Boston, Massachusetts

                                        9

                                   EXHIBIT A

                        INVESTMENT SUB-ADVISER AGREEMENT


Agreement made as of this    day of January 1999, between Investors Bank and
                         ---
Trust Company (the "Adviser"), a Massachusetts banking corporation, and M&I Investment Management Corp. (the "Sub-Adviser"), a Wisconsin corporation.

WHEREAS, Merrimac Treasury Portfolio (the "Portfolio") is a series of the Merrimac Master Portfolio (the "Trust"), which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Trust has appointed the Adviser as the investment adviser for the Portfolio, pursuant to the terms of an Investment Adviser Agreement (the "Adviser Agreement"); and

WHEREAS, the Merrimac Treasury Fund (the "Fund"), an open-end diversified management investment company registered as such with the SEC pursuant to the 1940 Act, will invest all of its investable assets in the Portfolio and the Merrimac Treasury Series (the "Series"), an open-end diversified management investment company registered as such with the SEC pursuant to the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act") will invest all of its investable assets in the Portfolio; and

WHEREAS, the Adviser Agreement provides that the Adviser may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, shareholders of the Portfolio, appoint a sub-adviser to assume certain responsibilities and obligations of the Adviser under the Adviser Agreement; and

WHEREAS, the Adviser desires to appoint the Sub-Adviser as its sub-adviser for the Portfolio and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth; and

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Adviser and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Appointment
---------------

        (a) The Adviser hereby appoints the Sub-Adviser as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees to give the Portfolio and the Trust's Board of Trustees (the "Trustees"), directly or through the Adviser, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations in respect of its duties as defined in Section 2.

        (b) The Adviser hereby represents and warrants to the Sub-Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement and to delegate investment management discretion on behalf of the Portfolio to the Sub-Adviser, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

                                       10

        (c) The Sub-Adviser hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2.  Delivery of Documents
-------------------------

Prior to the execution of this Agreement, the Adviser will furnish the Sub-Adviser with copies, properly certified or authenticated, of each of the following documents:

        (a) The Trust's Agreement and Declaration; and all amendments thereto or restatements thereof;

        (b) The Trust's By-Laws; and all amendments thereto;

        (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

        (d) The Trust's original Notification of Registration on Form N-8A under the 1940 Act;

        (e) The Trust's initial Registration Statement on Form N-1A under the 1940 Act and all amendments thereto;

        (f) The current Confidential Offering Circular, Prospectus or similar document of any entity which the Trust has authorized as an investor (the "Authorized Investor") in the Portfolio (the "Investor Offering Documents");

        (g) The policies and procedures applicable to the Portfolio as adopted by the Trustees; and all amendments and supplements thereto.

        (h) Any further documents, materials or information that the Sub-Adviser may reasonably request from time to time to enable it to perform its duties pursuant to this Agreement.

3.  Sub-Adviser Duties
----------------------

The Sub-Adviser shall, subject to the direction and control of the Trustees or the Adviser, and in accordance with the objective and policies of the Portfolio and the implementation thereof as set forth in the Investor Offering Documents, the Portfolio's Registration Statement on Form N-1A and any applicable federal and state laws: (i) regularly provide investment advice and recommendations to the Portfolio, with respect to the Portfolio's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities shall be purchased and sold by the Portfolio; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments of the Portfolio; (iv) provide reports on the foregoing to the Adviser in such detail as the Adviser may reasonably deem to be appropriate in order to permit the Adviser to determine the adherence by the Sub-Adviser to the investment policies and legal requirements of the Portfolio; and (v) make its officers and employees available to the Adviser at reasonable times to review the

                                       11

investment policies of the Portfolio and to consult with the Adviser regarding the investment affairs of the Portfolio.

4.  Compensation of the Sub-Adviser
-----------------------------------

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Adviser and the Trust shall have no liability therefor.

5.  Portfolio Transactions and Brokerage
----------------------------------------

The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with issuers, brokers or dealers selected by the Sub-Adviser, which may include where permissible under the 1940
Act, brokers or dealers affiliated with the Sub-Adviser.   In the selection of
such brokers or dealers and the placing of such orders, the Adviser always shall seek best execution, which is to place transactions where the Portfolio can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates, provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-Adviser and reviewed and approved by the Adviser.

6.  Interested Trustees or Parties
----------------------------------

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Adviser or the Sub-Adviser as directors, officers or employees and that directors, officers and stockholders of the Adviser or the Sub-Adviser may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.

7.  Services Not Exclusive
--------------------------

The services of the Sub-Adviser to the Adviser are not to be deemed exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser shall not be obligated to acquire for the Portfolio any security or other investment which the Sub-Adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

                                       12

8.  Compliance;  Books and Records
----------------------------------

        (a) The Sub-Adviser agrees to maintain compliance procedures which are reasonably designed to ensure the Portfolio's compliance with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Portfolio as set forth in the current Investor Offering Documents or any other applicable provisions or state or federal law.

        (b) The Sub-Adviser shall furnish to the Adviser, at the Adviser's expense, copies of all records prepared and maintained in connection with the performance of this Agreement and the maintenance of compliance procedures pursuant to this Section 8 as the Adviser may reasonably request.

        (c) The Sub-Adviser agrees to provide upon reasonable request of the Adviser, information regarding the Sub-Adviser, including but not limited to, background information about the Sub-Adviser and its personnel and performance data, for use in connection with efforts to promote the Fund and the sale of its shares.

        (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-1 under the 1940 Act. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information obtained from the Trust relative to the Authorized Investors and prior or potential shareholders, except as otherwise required by law.

9.  Limitation of Liability of Sub-Adviser; Indemnification
-----------------------------------------------------------

In consideration of the Sub-Adviser's undertaking to render the services described in this Agreement, the Adviser agrees that the Sub-Adviser shall not be liable for any loss suffered by the Adviser, the Trust, the Authorized Investors or their shareholders, or the Portfolio in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, the Authorized Investors or their shareholders, or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement.

10.  Duration, Amendment and Termination
----------------------------------------

        (a) Subject to prior termination as provided in sub-section (d) of this
        Section 10, this Agreement shall continue in effect until two years from the date hereof and for successive annual periods thereafter, but only so long as the continuance after such initial two year period shall be specifically approved at least annually by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors.

        (b) This Agreement may be modified by the written agreement of the Adviser, the Sub-Adviser and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors if required by

                                       13

        law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained.

        (c) In addition to the requirements of sub-sections (a) and (b) of this
        Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Portfolio, by action of its Board of Trustees, or by vote of a majority of its outstanding voting securities.

        (e) This Agreement shall terminate automatically in the event of its assignment.

        (f) Termination of this Agreement shall not relieve the Adviser nor the Sub-Adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Portfolio in the possession of the Sub-Adviser shall be returned to the Portfolio as soon as reasonably practicable after the termination of this Agreement.

11.  Disclaimer of Shareholder Liability
----------------------------------------

The Adviser and the Sub-Adviser understand that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property.

12.  Miscellaneous
------------------

        (a) The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

        (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

        (e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

                                       14

        (f) Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice. No notice shall be effective until received.

        IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.


                                INVESTORS BANK & TRUST COMPANY ("ADVISER")


                                By:
                                   -----------------------------
                                Name:  Kevin J. Sheehan
                                Title:   President


                                M&I INVESTMENT MANAGEMENT CORP. ("SUB-ADVISER")


                                By:
                                    -----------------------------
                                Name:  David W. Schulz
                                Title: President


The Merrimac Master Portfolio on behalf of the Merrimac Treasury Portfolio hereby acknowledges the execution of this Agreement

Merrimac Master Portfolio
("THE TRUST")


By:
    --------------------------
Name:  Paul J. Jasinski
Title: President

                                       15


                                   SCHEDULE A

The Adviser will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered an annual fee, computed and paid monthly at an annual rate of 0.08% of the average daily net assets of the Portfolio. The fee for each month shall be payable within 30 business days after the end of the month.

If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

                                       16





                            MERRIMAC TREASURY SERIES
                     (A SEPARATE SERIES OF MERRIMAC SERIES)

     THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF MERRIMAC SERIES

        The undersigned appoints Philip Newman, Paul J. Jasinski and Susan C. Mosher and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the Merrimac Treasury Series (a separate series of Merrimac Series) to be held at 10 a.m. on Friday, December 18, 1998, at the Sheraton Tara Hotel, Spit Brook Road, Nashua, New Hampshire, and at any adjournment thereof.

------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. THE BOARD OF TRUSTEES OF THE SERIES RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

     Approval of an Investment Sub-Advisory FOR [ ] AGAINST [ ] ABSTAIN [ ] Agreement between Investors Bank &
     Trust Company and M&I Investment
     Management Corp.

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED:

                                                 NOTE: THE UNDERSIGNED HEREBY
                                                 ACKNOWLEDGES RECEIPT OF THE
                                                 NOTICE OF MEETING AND PROXY
PLEASE VOTE, DATE AND SIGN EXACTLY AS YOUR       STATEMENT AND REVOKES ANY
NAME APPEARS ON THIS CARD, AND RETURN THIS       PROXY HERETOFORE GIVEN WITH
FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.    RESPECT TO THE VOTES COVERED
                                                 BY THIS PROXY.

Dated:
       ---------------------, 1998               ------------------------------
                                                 Signature


                                                 ------------------------------
                                                 Signature If Jointly Held